EXHIBIT 99


CONTACT:  Keith Miller
          (314) 889-0799


FOR IMMEDIATE RELEASE


        MARK TWAIN'S THIRD QUARTER EARNINGS INCREASE 17.9 PERCENT,
                  SETTING 18TH CONSECUTIVE QUARTERLY RECORD


St. Louis, Mo., October 12, 1995. . . Mark Twain Bancshares, Inc., today announced a 17.9 percent increase in third quarter 1995 earnings over third quarter 1994. Income from the period was $12.22 million, and set the 18th consecutive quarterly record for the 31-year-old company.

Primary earnings per share for the third quarter grew 17.2 percent to $.75, up from $.64 in the third quarter 1994. Fully diluted earnings per share increased 15.9 percent to $.73 for the same period, compared to $.63 for the third quarter 1994.

Return on average assets was 1.74 percent in the third quarter, compared to 1.57 percent in the third quarter last year and 1.68 percent in the second quarter 1995. Return on common shareholders' equity was 18.62 percent for the third quarter compared to 18.23 percent for the third quarter 1994 and 18.65 percent for second quarter 1995.

For the first nine months of 1995, Mark Twain's earnings totaled $35.22 million, an increase of 17.9 percent from $29.86 million earned for the same period in 1994. Primary earnings per common share for the nine-month period were $2.17, up 16.7 percent compared to $1.86 for the same period in 1994. Fully diluted earnings per share totaled $2.11, a 16.6 percent increase over 1994 results of $1.81 per share.

Return on average assets for the first nine months of 1995 was 1.72 percent, compared to 1.52 percent for the same period last year.
Return on shareholders' equity was 18.79 percent, compared to 18.04 percent a year ago.

"Our third quarter results give every indication that Mark Twain is headed for yet another record year," says John P. Dubinsky, Mark Twain Bancshares President and Chief Executive Officer. "We continually strive to achieve new standards of excellence. It's this philosophy that has strategically placed Mark Twain among the top-performing banks in the country." In August, Mark Twain received the number one ranking and was awarded the overall Gold Medal for second quarter 1995 by Donaldson, Lufkin & Jenrette.

                             - more -

Mark Twain Earnings - Add One


Net interest income, on a fully tax equivalent basis, grew 3.4 percent in the third quarter 1995, compared to third quarter 1994. For the past nine months, net interest income on a fully tax equivalent basis increased 5.1 percent over the same period in 1994. Net interest margin was 4.98 percent for the third quarter, compared to 5.11 percent in the third quarter 1994. For the nine-month period, net interest margin was 5.10 percent compared to 5.05 percent for the same nine months of 1994. Net interest income for the third quarter 1995 showed a modest increase over second quarter 1995 levels, despite net interest margin decreasing to 4.98 percent from second quarter's 5.08 percent.

Loan outstandings at quarter-end 1995 were $1.94 billion, which represents a 9.7 percent increase from a year ago, and an annualized increase of 5.6 percent from year-end 1994.

Mark Twain's asset quality remained strong in the third quarter, with non-performing assets representing 1.00 percent of total loans plus foreclosed real estate, compared to 1.11 percent a year ago and .95 percent at year-end 1994. Mark Twain continues to experience low loan loss levels. The loan loss reserve represents
1.55 percent of total loans, compared to 1.58 percent at the end of third quarter 1994. Net charge-offs for the nine-month period were
 .11 percent of average loans (annualized rate of .15 percent) down from .21 percent (.28 percent annualized rate) for the same nine months of 1994 and .21 percent for all of 1994.

"The Capital Markets Group, which includes bond and brokerage operations, showed increases in revenue of 24.6 percent and 16.0 percent for the third quarter and the first nine months of 1995, respectively, compared to the same periods last year," says Dubinsky.

For the first nine months of 1995, Mark Twain's efficiency ratio was 51.85 percent, compared to 56.77 percent for the first nine months of 1994. The efficiency ratio was 49.91 percent for third quarter 1995 as compared to 54.99 percent for the same three-month period last year.

Dubinsky attributes Mark Twain's results to the company's continuing successful implementation of key principles, which include maintaining high quality assets, minimizing increases in overhead expenses, maximizing opportunities for growth, and aggressively soliciting new business.

Growth and expansion are also key elements in maintaining strong performance. In the third quarter, Mark Twain received final approval from both the Kansas State Banking Board and the FDIC to establish a new banking location in Olathe, Kansas. "We are excited about potential growth opportunities in the Kansas City market," Dubinsky adds.

                             - more -

Mark Twain Earnings - Add Two


Mark Twain Bancshares, Inc. is a 31-year-old bank holding company with 34 banking locations in three states: 20 throughout St. Louis, St. Louis County, and St. Charles County, as well as 10 in the Kansas City metropolitan area, and four in the Illinois communities of Belleville and Edwardsville. Mark Twain also operates 27 brokerage locations in four states. Related financial services include: Mark Twain Capital Markets Group; Mark Twain Brokerage Services, Inc.; Mark Twain Commercial Finance Division; Mark Twain International Division; Mark Twain Leasing Division; and Mark Twain Trust Division. Mark Twain stock is traded over-the-counter under the NASDAQ symbol MTWN.
                             # # #

MARK TWAIN BANCSHARES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEET

                                                                                       September 30,  September 30,    December 31,
                                                                                               1995           1994            1994
                                                                                       ------------   -------------    -----------
                                                                                                     (in thousands of $)
ASSETS
  Cash and due from banks                                                                $  122,380     $  128,295     $  139,947
  Interest bearing deposits with banks                                                            -             53             54
  Federal funds sold and securities
    purchased under resale agreements                                                         4,528          1,475          1,600
  Trading account securities                                                                 62,697        128,356         32,909
  Securities available for sale                                                             245,312        243,851        228,359
  Mortgage loans held for resale                                                                  -         14,874              -
  Investment securities                                                                     351,325        367,086        353,958
  Loans, net of allowance for loan losses of
    $30,048, $27,934 and $28,894, respectively                                            1,908,537      1,739,012      1,831,261
  Premises and equipment                                                                     21,538         28,244         27,910
  Accrued income receivable                                                                  18,500         16,137         17,572
  Other assets                                                                               99,101        184,939         55,146
                                                                                         ----------     ----------     ----------
      Total assets                                                                       $2,833,918     $2,852,322     $2,688,716
                                                                                         ==========     ==========     ==========
LIABILITIES
  Non-interest bearing deposits                                                          $  428,686     $  432,125     $  461,958
  Interest bearing deposits                                                               1,905,133      1,769,915      1,810,099
                                                                                         ----------     ----------     ----------
    Total deposits                                                                        2,333,819      2,202,040      2,272,057
                                                                                         ----------     ----------     ----------
  Short-term borrowings                                                                     146,393        289,677        148,118
  Other liabilities                                                                          70,422        108,805         14,103
  Long-term debt                                                                             19,423         22,705         20,389
                                                                                         ----------     ----------     ----------
      Total liabilities                                                                  $2,570,057      2,623,227      2,454,667
                                                                                         ----------     ----------     ----------

SHAREHOLDERS' EQUITY
  Preferred stock, $25.00 par value, authorized
    and unissued 500,000 shares                                                                   -              -              -
  Common stock, $1.25 par value, authorized
    30,000,000 shares, issued 16,449,510,
    16,358,951 and 16,375,527 shares, respectively                                           20,562         20,449         20,469
  Surplus                                                                                    62,423         59,871         60,246
  Undivided profits                                                                         185,115        150,361        154,890
                                                                                         ----------     ----------     ----------
                                                                                            268,100        230,681        235,605
  Less common treasury stock at cost, 389,579,
    405,876 and 398,633 shares, respectively                                                  4,239          1,586          1,556
                                                                                         ----------     ----------     ----------
    Total shareholders' equity                                                              263,861        229,095        234,049
                                                                                         ----------     ----------     ----------
      Total liabilities and
       shareholders' equity                                                              $2,833,918     $2,852,322     $2,688,716
                                                                                         ==========     ==========     ==========

MARK TWAIN BANCSHARES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENT OF INCOME

                                                                                    For the Nine Months       For the Three Months
                                                                                    Ended September 30,        Ended September 30,
                                                                                    1995          1994          1995         1994
                                                                                    ----          ----          ----         ----
                                                                                      (in thousands of $ except per share data)

INTEREST FROM EARNING ASSETS
  Interest and fees on loans                                                      $135,477     $105,811       $46,251      $37,568
  Interest on investment securities:
     Taxable                                                                        17,235       18,788         5,744        5,797
     Non-taxable                                                                       142          529            33          159
  Interest on trading account securities                                             2,113        3,031           678          916
  Interest on securities available for sale                                         11,139       11,155         3,730        3,788
  Interest on mortgage loans held for resale                                             -        2,453             -          276
  Interest on deposits with banks                                                        -            3             -            -
  Interest on federal funds sold and securities
     purchased under resale agreements                                                 563          612           264          205
                                                                                  --------      -------       -------      -------
        Total interest income                                                      166,669      142,382        56,700       48,709
                                                                                  --------      -------       -------      -------
INTEREST EXPENSE
  Interest on deposits                                                              62,196       44,974        22,512       15,604
  Interest on short-term borrowings                                                  6,938        4,461         1,624        1,585
  Interest on long-term debt                                                         1,165        1,360           381          444
                                                                                  --------      -------       -------      -------
       Total interest expense                                                       70,299       50,795        24,517       17,633
                                                                                  --------      -------       -------      -------
  Net interest income                                                               96,370       91,587        32,183       31,076
  Provision for loan losses                                                          3,344        4,499           713        1,040
                                                                                  --------      -------       -------      -------
  Net interest income after provision for loan losses                               93,026       87,088        31,470       30,036
                                                                                  --------      -------       -------      -------

OTHER INCOME
  Service charges on deposit accounts                                                5,220        5,606         1,803        1,841
  Securities transactions                                                               46          309             -            -
  Other income                                                                      22,123       21,217         7,281        5,874
                                                                                  --------      -------       -------      -------
       Total other income                                                           27,389       27,132         9,084        7,715
                                                                                  --------      -------       -------      -------

OTHER EXPENSES
  Salaries                                                                          31,098       30,789        10,530       10,024
  Employee benefits                                                                  5,202        5,169         1,569        1,448
  Net occupancy expense                                                              7,040        6,978         2,326        2,394
  Furniture and equipment expense                                                    2,894        3,418           917        1,144
  Other expenses                                                                    18,386       21,411         5,398        6,505
                                                                                  --------      -------       -------      -------
       Total other expenses                                                         64,620       67,765        20,740       21,515
                                                                                  --------      -------       -------      -------

  Income before income taxes                                                        55,795       46,455        19,814       16,236
  Applicable income taxes                                                           20,579       16,593         7,591        5,866
                                                                                  --------      -------       -------      -------
       Net income                                                                  $35,216      $29,862       $12,223      $10,370
                                                                                  ========      =======       =======      =======

NET INCOME PER SHARE:

  Primary                                                                            $2.17        $1.86         $ .75        $ .64
                                                                                     =====        =====         =====        =====

  Fully diluted                                                                      $2.11        $1.81         $ .73        $ .63
                                                                                     =====        =====         =====        =====

COMMON DIVIDENDS PAID PER SHARE                                                      $ .81        $ .72         $ .27        $ .24
                                                                                     =====        =====         =====        =====

MARK TWAIN BANCSHARES, INC.
CONSOLIDATED BALANCE SHEET AND NET INTEREST MARGIN

-----------------------------------------------------------------------------------------------------------------------------------
Nine Months Ended September 30,                           1995                                            1994
-----------------------------------------------------------------------------------------------------------------------------------
                                                                         Avg.                                      Avg.
                                           Avg.                         Yield/          Avg.                      Yield/
                                          Volume         Interest        Rate          Volume       Interest       Rate
                                        ----------       ---------     -------         -------      --------      ------
                                                                    (in thousands of $)
ASSETS
Interest earning assets:
Loans <F1><F2>                          $1,908,842       $136,259       9.54%       $1,731,811       $106,496      8.22%
Taxable investment securities              342,340         17,235       6.73%          357,622         18,788      7.02%
Non-taxable investment securities <F1>       3,450            218       8.45%           12,655            805      8.50%
Trading account securities                  43,462          2,113       6.50%           64,195          3,031      6.31%
Securities available for sale <F1>         241,718         11,198       6.19%          220,101         11,158      6.78%
Mortgage loans held for resale                   -              -           -           44,807          2,453      7.32%
Interest bearing deposits with banks             -              -           -              135              3      2.97%
Federal funds sold and securities
  purchased under resale agreements         12,506            563       6.02%           20,193            612      4.05%
                                        ----------       --------      ------       ----------       --------     ------
Total interest earning assets            2,552,318        167,586       8.78%        2,451,519        143,346      7.82%
                                                         --------      ======                        --------     ======
Non-interest earning assets:
Cash and due from banks                    107,416                                     114,059
Other assets                               122,492                                     101,890
FASB No. 115 allowance                      (7,483)                                     (5,555)
Allowance for loan losses                  (29,559)                                    (27,394)
                                        ----------                                  ----------
    Total                               $2,745,184                                  $2,634,519
                                        ==========                                  ==========
LIABILITES AND SHAREHOLDER'S EQUITY
Interest bearing liabilities:
Interest bearing demand deposits        $  227,050          3,631       2.14%       $  256,630          3,694      1.92%
Savings and money market deposits          677,893         19,401       3.83%          729,649         15,981      2.93%
Time deposits                              956,563         39,164       5.47%          809,560         25,299      4.18%
Short-term borrowings                      168,407          6,938       5.51%          172,055          4,461      3.47%
Long-term debt                              19,986          1,165       7.79%           23,704          1,360      7.67%
                                        ----------       --------      ------       ----------       --------     ------
Total interest bearing liabilities       2,049,899         70,299       4.59%        1,991,598         50,795      3.41%
                                                         --------      ======                        --------     ======
Non interest bearing liabilities:
Non-interest bearing deposits              394,997                                     392,896
Other liabilities                           49,764                                      28,736
Shareholders' equity                       250,524                                     221,289
                                        ----------                                  ----------
      Total                             $2,745,184                                  $2,634,519
                                        ==========                                  ==========
Net interest income                                       $97,287                                     $92,551
                                                         ========                                    ========
Net interest margin                                                     5.10%                                      5.05%
                                                                       ======                                     ======

<F1>Fully tax-equivalent using tax rate of 35% in 1995 and 1994.
<F2>Includes non-accrual loans.

MARK TWAIN BANCSHARES, INC.
CONSOLIDATED BALANCE SHEET AND NET INTEREST MARGIN

-----------------------------------------------------------------------------------------------------------------------------------
Three Months Ended September 30,                              1995                                            1994
-----------------------------------------------------------------------------------------------------------------------------------
                                                                         Avg.                                      Avg.
                                           Avg.                         Yield/          Avg.                      Yield/
                                          Volume         Interest        Rate          Volume       Interest       Rate
                                        ----------       ---------     -------         -------      --------      ------
                                                                    (in thousands of $)
ASSETS
Interest earning assets:
Loans <F1><F2>                          $1,938,629        $46,499       9.52%       $1,739,888       $37,815       8.62%
Taxable investment securities              340,321          5,744       6.70%          363,116         5,797       6.33%
Non-taxable investment securities <F1>       2,469             50       8.03%           11,709           241       8.17%
Trading account securities                  43,060            678       6.25%           58,069           916       6.26%
Securities available for sale <F1>         243,887          3,749       6.10%          231,479         3,791       6.50%
Mortgage loans held for resale                   -              -           -           14,223           276       7.70%
Interest bearing deposits with banks             -              -           -               54             -          -
Federal funds sold and securities
  purchased under resale agreements         17,839            264       5.87%           18,281           205       4.45%
                                        ----------        -------      ------       ----------       -------      ------
Total interest earning assets            2,586,205         56,984       8.74%        2,436,819        49,041       7.98%
                                                          -------      ======                        -------      ======
Non-interest earning assets:
Cash and due from banks                    109,197                                     116,913
Other assets                               124,735                                     102,546
FASB No. 115 allowance                      (2,955)                                     (9,873)
Allowance for loan losses                  (30,105)                                    (27,717)
                                        ----------                                  ----------
    Total                               $2,787,077                                  $2,618,688
                                        ==========                                  ==========
LIABILITES AND SHAREHOLDER'S EQUITY
Interest bearing liabilities:
Interest bearing demand deposits        $  223,681          1,212       2.15%       $  250,386         1,194       1.89%
Savings and money market deposits          668,569          6,539       3.88%          734,093         5,654       3.06%
Time deposits                            1,023,558         14,761       5.72%          799,482         8,756       4.35%
Short-term borrowings                      124,524          1,624       5.17%          152,927         1,585       4.11%
Long-term debt                              19,716            381       7.67%           22,883           444       7.70%
                                        ----------        -------      ------       ----------       -------      ------
Total interest bearing liabilities       2,060,048         24,517       4.72%        1,959,771        17,633       3.57%
                                                          -------      ======                        -------      ======
Non-interest bearing liabilities:
Non-interest bearing deposits              407,513                                     404,358
Other liabilities                           59,032                                      28,820
Shareholders' equity                       260,484                                     225,739
                                        ----------                                  ----------
      Total                             $2,787,077                                  $2,618,688
                                        ==========                                  ==========
Net interest income                                       $32,467                                    $31,408
                                                          =======                                    =======

Net interest margin                                                     4.98%                                      5.11%
                                                                       ======                                     ======

<F1>Fully tax-equivalent using tax rate of 35% in 1995 and 1994.
<F2>Includes non-accrual loans.

MARK TWAIN BANCSHARES, INC.
SUMMARY OF ALLOWANCE FOR LOAN LOSSES

                                                                     Nine Months Ended                   Three Months Ended
                                                                        September 30,                       September 30,
(in thousands of $)                                                 1995            1994                1995             1994
                                                                 ------------------------            -------------------------
Allowance at beginning of period                                 $28,894          $27,012            $29,961           $27,175

Charge-offs                                                       (2,957)          (4,418)              (910)             (707)
Recoveries                                                           767              841                284               426
                                                                 -------          -------            -------           -------
 Net charge-offs                                                  (2,190)          (3,577)              (626)             (281)

Additions to allowance charged to expense                          3,344            4,499                713             1,040
                                                                 -------          -------            -------           -------
Allowance at end of period                                       $30,048          $27,934            $30,048           $27,934
                                                                 =======          =======            =======           =======

Loans, net of unearned income at
  end of period                                               $1,938,585       $1,766,946

Average loan balance for the period                           $1,908,842       $1,731,811         $1,938,629        $1,739,888

Allowance as % of loans at
  end of period                                                    1.55%            1.58%

Allowance as % of non-performing loans                           323.90%          266.34%

Net charge-offs as % of average loans
  for the period                                                    .11%             .21%               .03%              .02%

Annualized net charge-offs as % of
  average loans for the period                                      .15%             .28%               .13%              .06%

MARK TWAIN BANCSHARES, INC.
NON-PERFORMING ASSETS

                                                             September 30,       June 30,         March 31,       December 31,
(in thousands of $)                                              1995              1995              1995               1994
                                                              ---------------------------------------------------------------
Non-accrual loans                                              $ 8,629           $ 9,165           $ 9,509            $ 6,813
Restructured loans                                                 109               484               484                484
Foreclosed real estate                                          10,726             9,520            10,478             10,523
                                                               -------           -------           -------            -------
  Total non-performing assets                                  $19,464           $19,169           $20,471            $17,820
                                                               =======           =======           =======            =======
Percentage of non-performing
  assets to loans plus foreclosed
  real estate                                                    1.00%              .99%             1.08%               .95%
Loans contractually past due
  ninety days or more                                             $539              $782              $543             $1,132
Percentage of non-performing
  assets plus ninety days past due
  to loans plus foreclosed real estate                           1.03%             1.03%             1.11%              1.01%
Percentage of allowance to
  non-performing loans                                         323.90%           287.23%           275.69%            342.79%
Percentage of allowance to total
  non-performing assets                                        154.38%           156.30%           141.89%            162.14%
Percentage of allowance to
  risk elements*                                               150.22%           150.17%           138.23%            152.46%
Percentage of risk elements*
  to total average assets                                         .73%              .73%              .79%               .72%


* Risk elements include total non-performing assets plus loans contractually past due ninety days or more.

MARK TWAIN BANCSHARES, INC. AND SUBSIDIARIES
COMPUTATION OF EARNINGS PER SHARE

                                                                  Nine Months Ended                   Three Months Ended
                                                                    September 30,                        September 30,
(in thousands of $ except per share data)                        1995           1994                 1995             1994
                                                              ------------------------            -------------------------
PRIMARY
Earnings:
  Net income                                                  $35,216          $29,862            $12,223           $10,370
                                                              =======          =======            =======           =======
  Shares:
   Weighted average number of common
      shares outstanding                                   16,037,190       15,861,309         16,034,868        15,931,771
   Weighted average number of common
      share equivalents                                       210,972          224,538            252,493           205,386
                                                           ----------       ----------         ----------        ----------
                                                           16,248,162       16,085,847         16,287,361        16,137,157
                                                           ==========       ==========         ==========        ==========

  Primary earnings per common share                             $2.17            $1.86               $.75              $.64
                                                                =====            =====               ====              ====

ASSUMING FULL DILUTION
  Earnings:
    Net income                                                $35,216          $29,862            $12,223           $10,370
    After tax interest applicable to
         convertible notes                                        277              329                 88               102
    After tax amortization of capital
          note fees                                                34               50                 13                15
                                                              -------          -------            -------           -------
  Fully diluted net income                                    $35,527          $30,241            $12,324           $10,487
                                                              =======          =======            =======           =======
  Shares:
    Weighted average number of common
      shares outstanding                                   16,037,190       15,861,309         16,034,868        15,931,771
    Assuming conversion of Convertible Notes
      and dilutive stock options                              791,370          855,024            769,089           785,395
                                                           ----------       ----------         ----------        ----------
                                                           16,828,560       16,716,333         16,803,957        16,717,166
                                                           ==========       ==========         ==========        ==========

  Earnings per common share assuming full dilution              $2.11            $1.81               $.73              $.63
                                                                =====            =====               ====              ====